AMENDMENT AGREEMENT NO. 3

                                 to that certain

                           REVOLVING CREDIT AGREEMENT

         This AMENDMENT AGREEMENT NO. 3 (the "Amendment"), dated as of March 19, 1998, is among National Auto Finance Company, Inc. (the "Borrower"), BankBoston, N.A. and the other lending institutions party thereto (collectively the "Banks"), and BankBoston, N.A. as agent (the "Agent") for itself and the other Banks.

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement, dated as of September 29, 1997 (as amended by Amendment No. 1, dated as of October 1, 1997 and an Amendment Agreement No. 2, dated as of December 19, 1997, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to the Borrower; and

         WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SS.1.      DEFINED  TERMS.  Capitalized  terms  which  are used  herein
                    --------------
without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         SS.2.      AMENDMENT OF CREDIT AGREEMENT.  The Credit Agreement is
                    -----------------------------
hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended as follows:

                          (i) Clause (b) of the definition of Borrowing Base set
                 forth in such ss.1.1 is amended by deleting the text "; plus" at the end of such clause and substituting in place thereof a period.

                          (ii) Clause  (c) of the  definition of Borrowing Base
                 set forth in such ss.1.1 is deleted in its entirety.

                          (iii) Clause (g) of the definition of Eligible Vehicle
                 Loan set forth in such ss.1.1 is amended and restated in its entirety to read as follows:

                          "(g) that is consistent with the Borrower's Current Policies Regarding Purchase of Retail Installment Vehicle Loans or, if a Portfolio Loan, the Borrower's Criteria for Purchasing Vehicle Loans,"
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                                       2


                          (iv) Clause (h) of the definition of Eligible Vehicle
                 Loan set forth in such ss.1.1 is amended and restated in its entirety to read as follows:

                           "(h) except with respect to Portfolio Loans, that has a bureau (Beacon) score rating of 550 points or more ("C" rated paper) at the time of origination,"

                          (v) Clause (l) of the definition of Eligible Vehicle
                 Loan set forth in such ss.1.1 is amended and restated in its entirety to read as follows:

                           "(l) that has not previously been sold, discounted or transferred to any Person, other than (i) Portfolio Loans or (ii) Vehicle Loans sold in connection with previously completed asset securitizations which have been repurchased by the Borrower, and"

                           (vi) Section 1.1  is further amended  by adding the
                  following new definitions:

                           A. Criteria for Purchasing Vehicle Loans. With respect to Eligible Vehicle Loans, the Borrower's policies regarding the origination and purchase of such retail installment car loans from third parties in the form of Exhibit H hereto, as such policies may be amended, restated, supplemented, or otherwise modified from time to time only with the prior written consent of the Agent.

                           B. Portfolio Loans. A Vehicle Loan (a) which is originated by a third party that is not an Affiliate of the Borrower, (b) which is purchased by the Borrower as part of a portfolio of Vehicle Loans from such third party at purchase prices not greater than fair market value pursuant to good faith bona fide transactions consistent with the Criteria for Purchasing Vehicle Loans and (c) in respect of which the Borrower shall have delivered to the Agent, in form and substance satisfactory to the Agent, the following: (i) a true, correct and complete copy of the purchase and sale agreement relating to the Borrower's purchase of such portfolio of Vehicle Loans; (ii) a Compliance Certificate demonstrating compliance with the covenants set forth in ss.9 of the Credit Agreement after giving pro forma effect to the Borrower's purchase of such portfolio of Vehicle Loans and any borrowings made in connection therewith; (iii) a Borrowing Base Report dated as of the date of the purchase of such portfolio of Vehicle Loans; and (iv) such other information regarding such portfolio of Vehicle Loans as the Agent may reasonably request.
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                                       3


                           (vii) Section 1.1 is also amended by deleting the
                  definitions of Excess Spread Receivables, Residual Value and Spread Accounts set forth in such ss.1.1 in their entirety.

                  (b) Section 6.22(c) of the Credit Agreement is amended by adding at the end of such clause (c) the following sentence: "Exhibit H hereto completely and accurately described the Borrower's Criteria for Purchasing Vehicle Loans as in effect on the date hereof."

                  (c) Section 7.9.2 of the Credit Agreement is amended by deleting the text "the Borrower will obtain and deliver to the Agent" in the first sentence thereof and substituting in place thereof the following text: "the Borrower will cooperate with the Agent in the Agent's obtaining".

                  (d) Section 8.3(i) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           (i)  in purchases of Portfolio Loans.

                  (e) Section 8.8 of the Credit Agreement is amended by deleting the last sentence thereof in its entirety.

                  (f) Exhibit A to the Credit Agreement is amended and replaced in its entirety by the Exhibit A attached hereto. All references to Exhibit A to the Credit Agreement contained in any of the Loan Documents shall hereinafter be deemed to refer to the Exhibit A attached hereto.

         SS.3. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWER. The Borrower
               ----------------------------------------------
hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

         SS.4. REPRESENTATIONS  AND  WARRANTIES.  The Borrower hereby represents
               --------------------------------
and warrants to the Banks as follows:

                  (a) The execution and delivery by the Borrower of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by the Borrower of its obligations and agreements under the Amendment Documents and the Credit Agreement as amended hereby, are within the corporate authority of the

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                                       4


         Borrower, have been authorized by all necessary corporate proceedings on behalf of the Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any of the Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower.

                  (b) The Amendment Documents and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

                  (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of the Amendment Documents or the Credit Agreement as amended hereby, or the consummation by the Borrower of the transactions among the parties contemplated hereby and thereby or referred to herein.

                  (d) The representations and warranties contained in ss.6 of the Credit Agreement were correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and to the extent such representations and warranties relate expressly to an earlier date, such representations and warranties also are correct at and as of the date hereof; provided, however, the Agent and the Banks acknowledge that the application of FAS 125 and its effects on securitization assets, including the Borrower's assets, and the use of "gain-on-sale" accounting, in general, are presently under review by the Borrower's accountants and the accounting profession as a whole. The Agent and the Banks further acknowledge that any change in the interpretation or application of FAS 125 to the gain-on-sale accounting policies utilized by the Borrower and the assumptions underlying those policies may affect the financial condition and operating results of the Borrower for 1997 and in the future..

                  (e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SS.5.  EFFECTIVENESS.  The  effectiveness  of this Amendment shall be
                -------------
subject to the satisfaction of the following conditions:

                  (a) Delivery. Each of the Borrower, the Agent and the Banks shall have executed and delivered this Amendment.

                  (b) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment, the transactions contemplated by the Securities Purchase Agreement and all documents

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                                       5


         incident thereto shall be reasonably satisfactory in substance and form to the Banks, the Agent and the Agents' Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

         SS.6 MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Pursuant to ss.15 of the Credit Agreement, the Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                       6


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                NATIONAL AUTO FINANCE COMPANY,
                                INC.


                                By:____________________________________
                                         Title:


                                BANKBOSTON, N.A.,
                                   individually and as Agent


                                By:____________________________________
                                         Title:

                                                                       EXHIBIT A
                                                                       ---------



                          FORM OF BORROWING BASE REPORT
                          -----------------------------

                       FOR THE MONTH ENDED ______________


BankBoston, N.A., as Agent
100 Federal Street, 01-07-05
Boston, Massachusetts  02110

         Attention:  Timothy G. Clifford, Director

Ladies and Gentlemen:

         Reference is hereby made to that certain Revolving Credit Agreement, dated as of September 29, 1997 (as the same may be amended and in effect from time to time, the "Credit Agreement"), by and among National Auto Finance Company, Inc. (the "Borrower"), BankBoston, N.A. ("BKB"), the other lending institutions party thereto (collectively with BKB, the "Banks"), BKB as agent for itself and the other Banks (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         The undersigned hereby certifies as follows: (a) the information furnished in the materials attached hereto was true, correct and complete in all material respects as of the last day of the calendar month immediately preceding the date of this certificate; (b) as of the date hereof, there exists no Default or Event of Default; and (c) the representations and warranties contained in ss.6 of the Credit Agreement were correct in all material respects when made and are correct at and as of the date hereof except to the extent (i) any such representation or warranty expressly relates to an earlier date, or (ii) of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse.
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BankBoston, N.A., as Agent
Page 2




         IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate on behalf of the Borrower, as of the date written below.


                                          Very truly yours,


                                          NATIONAL AUTO FINANCE COMPANY,
                                          INC.



                                          By:
                                               Name:
                                               Title:

Date:_________________

                            BORROWING BASE WORKSHEET

                       NATIONAL AUTO FINANCE COMPANY, INC.

                           As of _______________, 19__


I.       NET AMOUNT OF ELIGIBLE VEHICLE LOANS
         ------------------------------------

A.   Outstanding principal amount of Vehicle Loans pledged to the Agent for
     the benefit of the Banks pursuant to the Security Agreement     $_________

     Minus:         Ineligible Vehicle Loans

         i.     Outstanding principal amount of Stayed Loans                            $_________

         ii.    Outstanding principal amount of Vehicle Loans not secured
                by an Eligible Vehicle                                                  $_________

         iii.   Outstanding principal amount of Vehicle Loans not denominated and payable in Dollars to an Obligor
                (other than an Affiliate of the Borrower)                               $_________

         iv.    Outstanding principal amount of Vehicle Loans (A) (1) not
                originated by a Dealer other than a Dealer that is an Affiliate of the Borrower, (2) not originated by an ACCH Lender other than an ACCH Lender that is an Affiliate of the Borrower, or (3) not otherwise consented to in writing by the Agent, and (B) not purchased pursuant to a Dealer
                Agreement or an ACCH Agreement                                          $_________

         v.     Outstanding principal amount of Vehicle Loans that are presently delinquent (without regard to any stated grace
                period) for more than sixty (60) days past any payment date             $_________

         vi.    Outstanding principal amount of Vehicle Loans in respect of which the related motor vehicle, if repossessed, is not an
                Eligible Repossessed Vehicle                                            $_________

         vii.   Outstanding principal amount of Vehicle Loans that the Obligor on which has been granted more than five (5) extensions or other forbearances in connection with any delinquencies of more than
                150 days in the aggregate during the initial term of such
                Vehicle Loans                                                           $_________

         viii.  Outstanding principal amount of Vehicle Loans that are not consistent with the Borrower's Current Policies Regarding
                Purchase of Retail Installment Vehicle Loans or, if a Portfolio
                Loan, the Borrower's Criteria for Purchasing Vehicle Loans              $_________


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                                       2

         ix.    Outstanding principal amount of Vehicle Loans with a Beacon
                (bureau) score rating of less than 550 points (not "C"
                rated paper) (excluding Portfolio Loans)                                $_________

         x.     Outstanding principal amount of Vehicle Loans for which opinions regarding such Vehicle Loans constituting chattel paper that are reasonably satisfactory to the Agent have not been delivered
                                                                                        $_________

         xi.    Outstanding principal amount of Vehicle Loans that are not
                covered by Eligible Insurance                                           $_________

         xii.   Outstanding principal amount of Vehicle Loans in respect of which the representations and warranties set forth in the
                Security Agreement are not true                                         $_________

         xiii.  Outstanding principal amount of Vehicle Loans that have previously been sold, discounted or transferred to any Person
                (excluding Portfolio Loans or Vehicle Loans sold in connection with previously completed asset securitizations which have been
                repurchased by the Borrower)                                            $_________

         xiv. Outstanding principal amount of Vehicle Loans that the Agent
                otherwise deems in its reasonable judgment to be not collectible        $_________

B.   Total Ineligible Vehicle Loans (sum of items (i) through (xiv))                    $_________

C.   To the extent included in the principal amounts of such Vehicle Loans, (i)
     unearned interest and finance charges with respect to future periods (or reserves with respect to unearned interest and finance charges) and (ii)
     unless otherwise deducted as shown on the balance sheet of the Borrower, any categories of reserves, credits and discounts with respect to such
     Vehicle Loans                                                                      $_________

D.   Net Amount of Eligible Vehicle Loans pledged to the Agent for the
     benefit of the Banks pursuant to the Security Agreement                            $_________
     (difference of item I(A) minus item I(B) minus item I(C))

E.   Formula (Advance Rate)                                                               90%

F.   Net Amount of Eligible Vehicle Loans Availability                                  $_________


II.  ELIGIBLE REPOSSESSED VEHICLES
     -----------------------------

A.   Determined Value of Eligible Vehicle Inventory                                     $_________

     Minus:     Ineligible Repossessed Vehicles

         i.     Determined Value of Eligible Vehicles that have been
                repossessed by the Borrower and are not in the possession
                of ADT                                                                  $_________
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                                       3


         ii.    Determined Value of Eligible Vehicles that have been in the inventory of ADT for more than sixty (60) days after the date
                of such repossession                                                    $_________

         iii.   Determined Value of Eligible Vehicles as to which the Obligor has (A) filed a petition or sought relief under or taken
                advantage of any insolvency law, (B) made an assignment for the benefit of its creditors, (C) commenced a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or for the whole or substantially all of its property, (D) filed, or consented to, a petition under any chapter of the Code, or (E) filed a petition or sought relief under, or taken advantage of, any bankruptcy or similar law or statute of any jurisdiction, now or hereafter in effect
                                                                                        $_________

B.   Determined Value of Eligible Repossessed Vehicles                                  $_________
     (sum of item II(A)(i) plus item II(A)(ii) plus item II(A)(iii))

C.   Formula (Advance Rate)                                                                 40%

D.   Determined Value of Eligible Repossessed Vehicles Availability
     (the lesser of $1,500,000 and the product of item II(B) times item II(C))          $_________



III. AVAILABILITY
     ------------

A.   Borrowing Base Availability (Item I(F) plus item II(D))                            $_________

B.   Loans Outstanding                                                                  $_________

C.   Net Borrowing Base Availability (Item III(A) minus item III(B))                    $_________
     (but in no event to exceed the lesser of item III(A) and the Total
     Commitment)


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